INNOVATION WEBCAST Shaping the Next Era of Animal Health December 2, 2025

2 Forward-Looking Statements This presentation contains forward-looking statements, which reflect the current views of Zoetis with respect to: industry growth and market outlook; business plans or prospects; future operating or financial performance; future guidance; future operating models; R&D costs; timing and likelihood of success; expectations regarding products, product approvals or products under development and expected timing of product launches; expectations regarding competing products; expectations regarding the timing and financial impact of divestitures; disruptions in our global supply chain; expectations regarding the performance of acquired companies and our ability to integrate new businesses; expectations regarding the financial impact of acquisitions; future use of cash, dividend payments and share repurchases; foreign exchange rates, tax rates, tariffs, changes in tax regimes and laws and any changes thereto; and other future events. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if management's underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. Forward- looking statements speak only as of the date on which they are made. Zoetis expressly disclaims any obligation to update or revise any forward- looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in our most recent Annual Report on Form 10-K, including in the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors,” in our Quarterly Reports on Form 10-Q and in our Current Reports on Form 8- K. These filings and subsequent filings are available online at www.sec.gov, www.zoetis.com, or on request from Zoetis. Non-GAAP Financial Information We use non-GAAP financial measures, such as adjusted EBITDA, adjusted net income, adjusted diluted earnings per share, operational results (which exclude the impact of foreign exchange) and organic operational results (which exclude the impact of foreign exchange and certain acquisitions and divestitures), to assess and analyze our results and trends and to make financial and operational decisions. We believe these non- GAAP financial measures are also useful to investors because they provide greater transparency regarding our operating performance. The non- GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, such as net income, operating income and revenue growth, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliations of non-GAAP financial measures and the most directly comparable GAAP financial measures are included in the appendix to this presentation. Shaping the Next Era of Animal Health

3 Presenters Shaping the Next Era of Animal Health Chief Executive Officer Executive Vice President, President, R&D Senior Vice President, Global Therapeutics; Incoming Executive Vice President, President, R&D Executive Vice President, Chief Financial Officer Kristin Peck Dr. Robert Polzer Dr. Kevin Esch Wetteny Joseph

4 Agenda Shaping the Next Era of Animal Health THEME SPEAKER Animal Health Market Opportunity Kristin Proven Innovation Model Rob Robust Pipeline Across Time Horizons Kevin Innovation Engine Driving Value Wetteny Q&A All

5 Animal Health Market Opportunity Kristin Peck Chief Executive Officer Shaping the Next Era of Animal Health

ANIMAL HEALTH MARKET OPPORTUNITY

Animal Health market is poised to reach ~$90B by 2035


Global Animal Health market size, $B
5 - 6% p.a.
~$50
$65-75
$85-95
2024
2030
2035

Note: Market definition includes core animal health, diagnostics, bio-devices, and genetic testing
Source: Vetnosis and internal market forecasts

6 Shaping the Next Era of Animal Health

7 Companion Animal growth fueled by secular tailwinds ANIMAL HEALTH MARKET OPPORTUNITY Shaping the Next Era of Animal Health Younger, wealthier generation of pet owners Pets living longer Growing demand for advanced therapies Emerging therapeutic frontiers Increase in pet medicalization Deeper human-animal bond

8 Similarly, Livestock dynamics are driving sustainable growth ANIMAL HEALTH MARKET OPPORTUNITY Shaping the Next Era of Animal Health Market normalization creating renewed momentum Shift to prevention driving accelerating vaccines growth Global population growth Rising global protein demand

9 ANIMAL HEALTH MARKET OPPORTUNITY Higher standards of care are driving demand for more advanced therapies Adoption of advanced vs. legacy therapies in the U.S. Canine Parasiticides Canine Dermatology 81% 77% 66% 59% 19% 23% 34% 41% 2022 202520242023 Triple combos CAGR (# of patients) 24% Note: Dogs on both new therapies and old therapies are counted towards new therapies Source: Kynetec, U.S. September 2025 MAT Data of sales in veterinary clinics -15% 44% 38% 33% 31% 56% 62% 67% 69% 2019 202520232021 JAKi and mAbs 7% -2% CAGR (# of patients) Advanced, newer therapies Legacy therapies Shaping the Next Era of Animal Health

10 Species Decade Average longevity, years Pet age Share of chronic pain patients1, % ANIMAL HEALTH MARKET OPPORTUNITY Increasing pet lifespans fuel the need for more effective chronic disease treatments 1980s 2020s 9 13 16% 22% 27% 36% 0-1 2-5 6-9 10+ 1.5x 1980s 2020s 22% 20% 16% 41% 0-1 2-5 6-9 10+ 7 12 1 Percentages may not total 100% due to rounding Source: AVMA Journal: “How can we achieve more accurate reporting of average dog lifespan?”, PubMed: “Life expectancy tables for dogs and cats derived from clinical data”, AVMA Journal: “Study of the feline and canine populations in the Greater Las Vegas area”, PubMed: “Life tables of annual life expectancy and risk factors for mortality in cats in the U.K.”, U.S. Veterinary Teaching Hospitals, U.S. Banfield Pet Hospitals, U.S. Veterinary Teaching Hospital, U.S. Banfield Pet Hospitals, Kynetec, U.S. June 2025 MAT 1.7x Shaping the Next Era of Animal Health

11 CAGR Livestock market growth has re-accelerated, and long-term drivers of protein consumption are strong Livestock Animal Health market revenue, $B Global animal protein consumption & world population growth $9.4 $16.5 $18.8 $22.9+5.8% +2.6% +5.1% Global Population (Billions) 6.5 7.4 7.8 8.2 8.5 9.6 246 308 330 2005 2015 2020 2024 2005 2015 2020 2025 2030 2050 Protein Consumption (Billions of Kg) Source: Vetnosis Fx Neutral Growth, OECD/FAO (2025), ''OECD-FAO Agricultural Outlook 2025-2034‘’ UN data and projections, data compiled from multiple sources by World Bank as of 7/2025 369 390 481 ANIMAL HEALTH MARKET OPPORTUNITY Shaping the Next Era of Animal Health

12 ANIMAL HEALTH MARKET OPPORTUNITY Livestock shift to disease prevention increasing demand for vaccines Prevention technologies are outpacing broader market growth, and Zoetis will sustain its leadership through continued innovation in next-generation solutions such as Procerta®, Protivity®, and Fostera® Shaping the Next Era of Animal Health $2.2 $2.0 $2.2 $1.9 $2.4 $3.1 $2.2 $2.9 $4.0 Vaccines revenue, $B (Livestock Animal Health market) 2016 2020 2024 $0.1 $0.2 $0.3 $6.4 $7.5 $9.5 Fish Poultry Ruminants Swine Note: Percentages may not total 100% due to rounding Source: Vetnosis and internal estimates

13 Unmatched scientific and veterinary expertise 1600 R&D colleagues >$5B Invested in R&D1 Unrivaled scientific insight and IP depth ~75 Years of proprietary research data 300 Product lines Translating into the most comprehensive R&D engine 90 Therapeutic targets2,3 15 Therapeutic areas 8 Species ANIMAL HEALTH MARKET OPPORTUNITY Building on market leadership to drive the next wave of growth Poised to deliver sustained value with leading market reach, manufacturing reliability and scale, and unrivaled innovation capabilities 1 From 2013 to 2024 2 Therapeutic target defined as a biological pathway, protein, or gene that is involved in a disease, and thus becomes the 'target’ area to affect for disease treatment - e.g., JAK inhibitor is the biological target for Apoquel 3 As of November 2025 Commercial Execution Research & Development Manufacturing Excellence Shaping the Next Era of Animal Health

14 Proven Innovation Model Dr. Robert Polzer Executive Vice President, President, R&D Shaping the Next Era of Animal Health

R&D powered by deep science and diverse capabilities PROVEN INNOVATION MODEL Shaping the Next Era of Animal Health 15

16 Pioneering the future of Animal Health Shaping the Next Era of Animal Health We are the only Animal Health company with capabilities across all pillars of veterinary science and the ability to tie these together into market-leading innovation Traditional chemistry and vaccines built our core Biopharma set new standards with mAb innovation Diagnostics and Precision Health feed our innovation loop AI is improving and accelerating R&D and care Vetscan OptiCell® Vetscan Imagyst® Building on our scientific foundation and capabilities, we’re shaping the next frontier of Animal Health PROVEN INNOVATION MODEL

PROVEN INNOVATION MODEL

R&D productivity: Faster cycle times, higher success rates, lower costs

Animal Health has the same rigor and regulatory expectation as Human Health, yet:

Time to market	Success rate[1]	Cost efficiency
<~1/2	**~4x**	**20-30x**
Faster development cycle time	Higher across development phases	More cost-efficient

Earlier in-species safety and efficacy studies accelerate progress across all phases

Early validation enables more predictable development

Faster development and lower attrition leads to lower costs

[1] Success rate reflects asset survival rate from point of entry to development to first market approval
Source: EvaluatePharma® 2024; Pharmaprojects September 2024; Journal of Health Economics 2016; EvaluateOmnium 2025, DiMasi et al. 2018 and Sertkaya et al., JAMA 2024 adjusted to reflect recent inflation – cost; "Terminology Matters: Understanding the Differences in Animal vs Human Drug Development", Linda Rhodes, VMD, PhD; Future Med Chem 2011 Overview of the animal health drug development and registration process: an industry perspective

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18 Robust Pipeline Across Time Horizons Dr. Kevin Esch Senior Vice President, Global Therapeutics; Incoming Executive Vice President, President, R&D Shaping the Next Era of Animal Health

19 ROBUST PIPELINE ACROSS TIME HORIZONS New R&D revenue driven by diversified and risk-balanced innovation portfolio Shaping the Next Era of Animal Health Lifecycle Innovation New Product Innovation Extending our portfolio’s reach into new markets Geo Expansion Enhancing the value of existing products through new species, formulations, indications, and combinations Advances that will substantially enhance standards of care 15-20% 35-40% 40-50%

ROBUST PIPELINE ACROSS TIME HORIZONS

Sustainable cadence of high-value launches anchored in balanced R&D portfolio

Our R&D capabilities meet diverse customer needs today and unlock solutions for future unmet needs


Incubator and early-stage research fuel our pipeline
~25-30%
More than 7 years
~30-50%
Less than 4 years
~20-40%
4-7 years
Near-term projects drive our growth

Note: Represents range of total Zoetis Veterinary Medicine Research and Development expenses for the past 5 years

20 Shaping the Next Era of Animal Health

21 Extending R&D leadership through strategic collaborations Internal Innovation In-house R&D to create industry-leading products External Partnerships Strategic alliances with biotech and pharma companies to co-develop solutions Academic Collaborations Partnering with top institutions for cutting-edge research Early-Stage Investments Scouting novel technologies with potential for scale Shaping the Next Era of Animal Health ROBUST PIPELINE ACROSS TIME HORIZONS

ROBUST PIPELINE ACROSS TIME HORIZONS

Robust pipeline with expected major market approvals every year for the next several years

Expected blockbusters[1]

Year to Date 2025

- Long-Acting OA mAb (Portela)
- Long-Acting OA mAb (Lenivia)
- HPAI Vaccines*

Expected 2026

- Next-Gen Chemistry Dx[2]
- Long-Acting Cytopoint
- HVT-ND

Expected 2027

- Renal mAb Therapy*
- Simparica DUO
- HVT-ND-ILT Vaccine
- PCV2a-b mHyo Needle Free Vaccine

Expected 2028 – 2029

- Derm mAb
- Convenia® New Formulation
- Oral Vaccines
- Oncology mAb 1*
- Oncology mAb 2*
- DNA Vaccine 1

Expected[3] 2030+

- Renal mAb Therapy*
- Obesity Therapeutic
- Anxiety Therapeutic
- Long-Acting Parasiticide
- Cardiology Solution*
- Bacterial Vaccines
- Parasite Vaccines
- mHyo Microdose Vaccine
- Derm Therapeutic*
- DNA Vaccine 2

Notes:

Expected approvals in the U.S., EU or other top 10 international market based on 2024 annual revenue (Australia, Brazil, Canada, China, Mexico, Japan, and U.K.).

Content reflects projected approvals based on internal estimates. Actual results may vary due to regulatory review processes and approval requirements, or other internal and external factors, including for programs with longer-term horizons. New product innovation has a higher inherent uncertainty when compared to geographic expansion and lifecycle innovation.

Products are not ordered by value or any other criteria within each date range

[1] Products with expected future potential sales of $100M+, not necessarily to be achieved within disclosed time horizon
[2] Completion of final validation expected in 2026
[3] Non-exhaustive

*Conditional licenses or approvals

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23 ROBUST PIPELINE ACROSS TIME HORIZONS Advancing innovation to address medical needs through precedented science Shaping the Next Era of Animal Health Renal mAb Oral Vaccines Oncology mAb 1 Oncology mAb 2 Cardio Solution Long-Acting ParasTherapeutic Area Validated Target Precedented Modality Precedented Technology Precedented Market

24 ROBUST PIPELINE ACROSS TIME HORIZONS Reshaping Animal Health for transformative growth Why innovation in these therapeutic areas matter Deep-dive to follow 1 With 4% of the total dog population in early, treatable stages Source: POP survey 2024; Kx Advisors Market Research 2024; Pet Obesity Management Market Opportunity, Growth Drivers, Industry Trend Analysis, and Forecast 2025-2034, Salonen, M., Sulkama, S., Mikkola, S. et al. Prevalence, comorbidity, and breed differences in canine anxiety in 13,700 Finnish pet dogs. Sci Rep 10, 2962 (2020), Veterinary Cancer Society and AVMA Chronic Kidney Disease #1 cause of death in cats, without treatments that directly impact disease. Prevalence estimated at ~8% for dogs and ~15% for cats over the total population Oncology #1 cause of death in dogs and #2 in cats. 1 in 4 dogs and 1 in 5 cats will develop cancer in their lifetime, and these ratios are growing as pets live longer Cardiology Current treatments are not optimized for sick patients, driving low compliance. Prevalence estimated at ~6%1 of the total dog population Obesity & Metabolic Diseases Nearly ~60% of dogs and cats are obese, and compliance with dietary adjustments being as low as 30% Anxiety 70%+ of dogs face anxiety challenges, with no existing gold standard of care Shaping the Next Era of Animal Health

25 Pioneering an emerging frontier in Animal Health: Chronic Kidney Disease There is unmet need No treatments that directly impact disease, and there is opportunity for diagnostics to detect disease earlier Total addressable market size $3-4B addressable market1 We can make a significant impact in animals’ lives #1 cause of death in cats, under-diagnosed in dogs We have confidence in our assets Addresses known mechanisms of kidney injury and disease progression Renal overview The science behind it Zoetis mAbs leverage known disease targets and mechanisms to: • Prevent the cycle of degenerative fibrosis • Reduce or mitigate effects of glomerular injury and/or increase filtration rates • Repair acute kidney injury • Mitigate systemic effects 7 assets and diagnostics biomarkers under development 1 TAM represents the overall market opportunity within Animal Health, covering the full range of relevant species, customer segments, and areas of unaddressed demand. Addressable market reflects treatable conditions, not all incidence of condition Note: Assets currently under development and have not yet received regulatory approval ROBUST PIPELINE ACROSS TIME HORIZONS Shaping the Next Era of Animal Health

ROBUST PIPELINE ACROSS TIME HORIZONS

Pioneering an emerging frontier in Animal Health: Oncology

Oncology overview

There is unmet need
Specialist only treatment limits care, and there is opportunity for diagnostics to detect disease earlier

Total addressable market size
$1.2-1.7B addressable market[1]

We can make a significant impact in animals' lives
#1 cause of death in dogs, #2 cause of death in cats

We have confidence in our assets
Zoetis mAbs expand therapy options to primary care

The science behind it

Zoetis mAbs leverage known disease targets and mechanisms to:

- Prime the immune system to attack tumor cells
- Directly target tumor cells
- Decrease probability of metastasis or local invasion
- Mitigate secondary effects on bone and appetite



4 assets and diagnostics biomarkers under development

[1] TAM represents the overall market opportunity within Animal Health, covering the full range of relevant species, customer segments, and areas of unaddressed demand. Addressable market reflects treatable conditions, not all incidence of condition
Note: Assets currently under development and have not yet received regulatory approval

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ROBUST PIPELINE ACROSS TIME HORIZONS

Pioneering an emerging frontier in Animal Health: Cardiology

Cardiology overview

There is unmet need
Existing treatments are not optimal, especially in dosage regimen. There is also an opportunity to improve early detection through better diagnostics

Total addressable market size
$0.8-1.0B addressable market[1]

We can make a significant impact in animals' lives
10-20% compliance with current therapies

We have confidence in our assets
Zoetis is focused on treatment convenience, a key barrier to compliance and growth

The science behind it



Zoetis mAbs leverage known disease targets and mechanisms to:

- Improve convenience through less frequent dosing
- Address canine hypertension
- Slow progression of degenerative mitral valve disease in dogs
- Slow progression of hypertrophic cardiomyopathy in cats
- Manage cardiometabolic syndrome

9 assets and diagnostics biomarkers under development

[1] TAM represents the overall market opportunity within Animal Health, covering the full range of relevant species, customer segments, and areas of unaddressed demand. Addressable market reflects treatable conditions, not all incidence of condition
Note: Assets currently under development and have not yet received regulatory approval

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28 Innovation Engine Driving Value Wetteny Joseph Executive Vice President, Chief Financial Officer Shaping the Next Era of Animal Health

29 INNOVATION ENGINE DRIVING VALUE Foundation to continue leading Animal Health’s fast growth Shaping the Next Era of Animal Health Animal Health market expected to reach $90B by 2035, benefitting from strong tailwinds in Companion Animal and Livestock Our pipeline is robust and well diversified across geographies, therapeutic areas, species, and technologies, with significant market runway Entering new therapeutic areas with $5B+ total addressable markets

30 INNOVATION ENGINE DRIVING VALUE Fueling innovation and growth through disciplined and strategic R&D investments $463 $539 $686 2020 2022 2024 R&D investment levels R&D investment, $M R&D investment as share of revenue We will continue to invest to sustain innovation leadership and top-line acceleration Shaping the Next Era of Animal Health Source: Zoetis 2024 10-K 6.9% 6.7% 7.4%

31 A proven formula for growth and returns Over the past five years, Zoetis has delivered consistent, high-quality results… and we have the focus and discipline to keep delivering • Investing in our pipeline to sustain top-line growth and expand our leadership in innovation • Allocating capital with discipline to ensure strong returns as we scale new markets • Executing against clear targets with a model built for durability and compounding value Growth Revenue growth past 5 years1 EBITDA Margin Adjusted EBITDA margin, avg. past 5 years2 ROIC Including Goodwill, avg. past 5 years2 8-9% 41-42% 26-27% Shaping the Next Era of Animal Health 1 CAGR for GAAP reported revenue 2020-2024 2 Between 2020-2024 INNOVATION ENGINE DRIVING VALUE

32 INNOVATION ENGINE DRIVING VALUE R&D productivity and ROIC are translating into sustained top- and bottom-line growth R&D efficiency and portfolio mix are driving margin expansion and double- digit earnings growth Note: ROIC including Goodwill is based on Operating Profit after tax times capital productivity based on two-year average of invested capital; Aggregates are based on the weighted average ROIC of index constituents (sum of operating profit after tax / sum of 2-year average of invested capital); Index constituents are as of Dec. 2024 (S&P 500: 406, S&P 500 Healthcare – GICS Level 1: 55, S&P 500 Pharma – GICS Level 3: 7) Weighted average post-tax ROIC (including Goodwill) 2019 2020 2021 2022 2023 2024 30% 25% 20% 15% 10% 5% Zoetis S&P 500 Pharma S&P 500 Healthcare S&P 500 Source: S&P Capital IQ (for benchmarked companies) Shaping the Next Era of Animal Health

33 Powering tomorrow’s Animal Health with unmatched innovation Shaping the Next Era of Animal Health INNOVATION ENGINE DRIVING VALUE A market built for growth An innovation engine that sets us apart Tangible near and mid-term pipeline Expanding into new frontiers Disciplined growth, lasting value Strong, long-term secular tailwinds across companion and livestock pillars Unique innovation model leveraging unrivaled capabilities across the whole continuum of care Attractive new markets, $5B+ TAMs across renal, oncology, and cardiology Pursuing innovation with financial rigor, delivering new, market-defining products while maintaining industry-leading returns Robust and differentiated near- and mid- term launches diversified across geographies, TAs, and species

34 Q&A Shaping the Next Era of Animal Health

35 Powering tomorrow’s Animal Health with unmatched innovation Shaping the Next Era of Animal Health INNOVATION ENGINE DRIVING VALUE A market built for growth An innovation engine that sets us apart Tangible near and mid-term pipeline Expanding into new frontiers Disciplined growth, lasting value Strong, long-term secular tailwinds across companion and livestock pillars Unique innovation model leveraging unrivaled capabilities across the whole continuum of care Attractive new markets, $5B+ TAMs across renal, oncology, and cardiology Pursuing innovation with financial rigor, delivering new, market-defining products while maintaining industry-leading returns Robust and differentiated near- and mid- term launches diversified across geographies, TAs, and species

36 Appendix Shaping the Next Era of Animal Health

Reconciliation Of GAAP To Non-GAAP Financial Measures

Reported Net Income to Adjusted Net Income

(Dollars in millions)	2020	2021	2022	2023	2024
Net income attributable to Zoetis[1]	$1,638	$2,037	$2,114	$2,344	$2,486
Purchase accounting adjustments–net of tax[2]	142	136	120	127	109
Acquisition and divestiture-related costs–net of tax[3]	19	10	4	7	14
Certain significant items–net of tax[4]	45	57	59	(21)	84
Adjusted net income attributable to Zoetis[5]	$1,844	$2,240	$2,297	$2,457	$2,693

[1] As reported under U.S. generally accepted accounting principles (GAAP).

[2] Purchase accounting adjustments represent expenses incurred associated with the amortization of fair value adjustments to inventory, intangible assets and property, plant and equipment.

[3] Acquisition and divestiture-related costs represent transaction, integration and disintegration costs associated with significant business combinations, net asset acquisitions and divestitures.

[4] Certain significant items comprise substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis, such as restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, certain asset impairment charges, certain legal and commercial settlements and the impact of divestiture-related gains and losses.

[5] Adjusted net income (a non-GAAP financial measure) is defined as reported U.S. GAAP net income excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. The adjusted net income measure is not, and should be not be, viewed as a substitute for U.S. GAAP net income. Non-GAAP adjusted net income is presented solely to permit investors to more fully understand how management assesses performance.

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38 Reconciliation Of GAAP To Non-GAAP Financial Measures Adjusted Net Income to Adjusted EBITDA as a % of Revenue Shaping the Next Era of Animal Health (Dollars in millions) 2020 2021 2022 2023 2024 Adjusted net income attributable to Zoetis1 $1,844 $2,240 $2,297 $2,457 $2,693 Interest expense2 231 224 221 239 225 Interest income2 (12) (6) (50) (103) (106) Income taxes2 413 511 583 618 667 Depreciation2 202 236 266 302 323 Amortization2 40 37 40 36 34 Adjusted EBITDA3 $2,718 $3,242 $3,357 $3,549 $3,836 % of revenue4 41% 42% 42% 42% 41% 1 Adjusted net income attributable to Zoetis (a non-GAAP financial measure) is defined as reported U.S. GAAP net income attributable to Zoetis excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. 2 As included in adjusted net income. 3 Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (a non-GAAP financial measure) is defined as adjusted net income attributable to Zoetis excluding (i) interest expense and interest income, (ii) income taxes and (iii) depreciation and amortization (all as included in adjusted net income). 4 Adjusted EBITDA margin (a non-GAAP financial measure) is defined as adjusted EBITDA expressed as a percentage of revenue.